Exhibit 23.02


                            INDEPENDENT AUDITORS' CONSENT


          To the Board of Directors and Shareholders
          United States Filter Corporation:

               We consent to the use of our reports incorporated by reference herein and the reference to our firm under the heading "Independent Certified Public Accountants" in the Prospectus.

                                             /s/  KPMG Peat Marwick LLP
                                                  KPMG Peat Marwick LLP

          Orange County, California
          December 27, 1996